                                                                    EXHIBIT 10.4

                                 PROMISSORY NOTE

$2,500,000                                                       June 28, 2002


      FOR VALUE RECEIVED, the undersigned, COMMUNITY FINANCIAL HOLDING COMPANY, INC., a Georgia corporation (hereinafter referred to as "Maker"), promises to pay to the order of United Community Bank (hereinafter referred to as the "Holder"), at its mailing address of P.O. Box 398, Blairsville, Georgia 30514 or at its office located at 59 Highway 515, Blairsville, Georgia 30512 or at such other place as Holder may from time to time designate in writing, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 United States Dollars (U.S. $2,500,000) or, if less, the aggregate outstanding principal amount of Loans, as such term is defined in the Loan Agreement referred to hereinbelow, made or issued by Holder to Maker, in lawful money of the United States, payable in full in accordance with Section 2.1 of the Loan Agreement (as hereinafter defined).

      Interest on the principal balance from time to time outstanding hereunder shall accrue at the rates and shall be payable in the manner set forth in that certain Loan Agreement dated as of June 28, 2002 (as the same has been, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms contained herein and not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement) by and between Maker and Holder. In no contingency or event whatsoever shall the interest rate charged pursuant to the terms of this Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Holder has received interest hereunder in excess of the highest applicable rate, Holder shall promptly refund such excess interest to Maker.

      The date and amount of each Loan made by the Holder to the Maker of this Note under the Loan Agreement, and each payment of principal thereof, shall be recorded by Holder on its books and, prior to any transfer of this Note, endorsed by Holder on the Schedule attached hereto or on any continuation thereof.

      This Note is the "Note" referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, including, but not limited to, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default. Payment of this Note is secured by the Collateral.

      In the event that all or any portion of the indebtedness evidenced hereby shall be collected by or through an attorney-at-law, Holder shall be entitled to collect from Maker all costs of collection, including reasonable attorneys' fees actually incurred.

      Maker hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor and all other notices in connection with this Note. This Note shall be payable without right of setoff, any defense of want or failure of consideration, nonperformance of any condition precedent, nondelivery or delivery for a special purpose or any other defense of any nature whatsoever.

      THIS NOTE, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW). MAKER HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE REGARDING THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE HOLDER TO BRING PROCEEDINGS AGAINST MAKER IN THE COURTS OF ANY OTHER JURISDICTION WITHIN THE UNITED STATES OF AMERICA OR IN WHICH ANY COLLATERAL IS LOCATED.

      AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS COUNSEL, MAKER HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS NOTE, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF MAKER OR HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE HOLDER TO MAKE THE LOANS EVIDENCED BY THIS NOTE TO MAKER.

      IN WITNESS WHEREOF, the undersigned has caused this Note to be executed under seal by its duly authorized officer as of the day and year first written above.

                                     "MAKER"

                                     COMMUNITY FINANCIAL HOLDING
                                     COMPANY, INC.


                                     By:/s/ Thomas J. Martin
                                        ---------------------------------------
                                         Thomas J. Martin
                                         Chairman and Chief Executive Officer


                                     Attest: /s/ Ann K. Marshall
                                            -----------------------------------
                                            Ann K. Marshall
                                            Secretary

[CORPORATE SEAL]

                                   Schedule to
                                 Promissory Note
                            Dated as of June 28, 2002
                  of Community Financial Holding Company, Inc.


         Principal                        Principal
         Amount of      Interest          Amount of        Outstanding
Date       Loan           Rate             Payment          Balance
----     ---------      --------          ---------        ----------

